Exhibit 99.1

FOR IMMEDIATE RELEASE

E*TRADE FINANCIAL Media Contact

Pam Erickson

E*TRADE FINANCIAL Corporation

617-296-6080

pam.erickson@etrade.com

E*TRADE FINANCIAL Investor Relations Contact

Adam Townsend

E*TRADE FINANCIAL Corporation

703-236-8719

adam.townsend@etrade.com

E*TRADE FINANCIAL CORPORATION ANNOUNCES THIRD QUARTER EARNINGS OF

$0.28 PER SHARE ON RECORD REVENUE; RAISES 2005 EARNINGS GUIDANCE

•	GAAP Net Income of $107.5 million, or $0.28 per share

•	Total Net Revenue of a record $422.8 million

•	Operating Margin(1) of 35.7 percent

•	Total Client Assets increase to a record $106.4 billion

•	Net Interest Income of $217 million

•	Bank net interest spread of 223 basis points

•	Total Daily Average Revenue Trades of 125,500

•	Raises and narrows 2005 earnings guidance to $1.04 - $1.09 per share

New York, October 19, 2005 - E*TRADE FINANCIAL Corporation (NYSE: ET) today announced results for its third quarter ended September 30, 2005, reporting net income of $107.5 million, or $0.28 per diluted share, compared to $79.3 million, or $0.21 per diluted share a year ago. Consolidated net revenue for the third quarter increased 26 percent to a record $422.8 million from $335.1 million a year ago. Total segment income(1) increased 35 percent to $151.1 million from $111.7 million a year ago, generating a consolidated operating margin of 35.7 percent compared to 33.3 percent in the year ago period. Total client assets increased 28 percent year over year to $106.4 billion, including a record $19.5 billion in total customer cash and deposits. In the third quarter, net interest income represented 48 percent of total net revenue, up from 46 percent a year ago. Bank net interest spread increased one basis point sequentially and 10 basis points year over year to 223 basis points - contributing to annual growth in net interest income of 32 percent. Total DARTs increased 29 percent year over year to 125,534, with retail DART volumes up 50 percent.

The Company raised and narrowed its 2005 earnings guidance range to $1.04 - $1.09 per share from the previous range of $0.96 - $1.06. This range implies results of $0.25 - $0.30 per share in the fourth quarter. The revised guidance specifically excludes a net $0.05 per share gain resulting from the sale of E*TRADE Consumer Finance, partially offset by costs associated with the Company’s acquisition of Harrisdirect, including incremental interest expense, restructuring and other deal-related costs.

(more)

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2005

“Our strong operating and financial performance, combined with the power of consolidation, has strengthened the franchise -- accelerating our growth goals and delivering value to customers and shareholders,” said Mitchell H. Caplan, Chief Executive Officer, E*TRADE FINANCIAL Corporation. “In the third quarter we broadened and deepened our customer relationships through the continued adoption of E*TRADE Complete, creating growth in all of the key drivers of our business including assets, cash, borrowings and transactions.”

Other selected highlights from the third quarter of 2005:

•	Added 223,900 gross new Retail accounts, with 155,300 in trading/investing and 68,600 in deposit/lending accounts

•	Increased total net revenue per customer by 23 percent and total segment income per customer by 32 percent over the year ago period

•	Began expensing stock options through the adoption of FAS No.123(R) resulting in an increase of consolidated compensation and benefits of approximately $8 million

•	Announced the acquisition of Harrisdirect from Bank of Montreal, which closed on October 6th, gaining 430,000 customer accounts with average balances over $75,000, $34 billion in assets, $5 billion in customer cash, $900 million in margin debt balances and approximately 15,000 DARTs

•	Announced the planned acquisition of BrownCo from JPMorgan Chase, gaining 200,000 customer accounts with average balances of $145,000, $29 billion in assets, $3.4 billion in customer cash, $3.2 billion in margin debt balances, and approximately 28,000 DARTs

•	Announced the planned acquisition of Kobren Insight Management to offer personalized wealth management services to retail customers, executing on the Company’s regional investment advisor strategy

Historical monthly metric data from January 2003 to September 2005 can be found on the E*TRADE FINANCIAL investor relations site at www.etrade.com.

About E*TRADE FINANCIAL

The E*TRADE FINANCIAL family of companies provides financial services including trading, investing, banking and lending for Retail and Institutional customers. Securities products and services are offered by E*TRADE Securities LLC (Member NASD/SIPC). Bank and lending products and services are offered by E*TRADE Bank, a Federal savings bank, Member FDIC, or its subsidiaries.

# # #

Important Notice

E*TRADE FINANCIAL and the E*TRADE FINANCIAL logo are registered trademarks or trademarks of E*TRADE FINANCIAL Corporation. The statements contained in this news release that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. The uncertainties and risks include, but are not limited to, changes in market activity, anticipated increases in the rate of new customer acquisition, the conversion of new visitors to the site to customers, the activity of customers and assets held at the institution, seasonality, the development and enhancement of products and services, competitive pressures (including price competition), system failures, economic and political conditions, changes in consumer behavior and the introduction of competing products having technological and/or other advantages. Further information about these risks and uncertainties can be found in the information included in the annual reports previously filed by E*TRADE FINANCIAL Corporation with the SEC on Form 10-K (including information under the caption “Risk Factors”) and quarterly reports on Form 10-Q.

© 2005 E*TRADE FINANCIAL Corporation. All rights reserved.

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2005

Financial Statements

Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2005	2004	2005	2004
Revenues:
Commissions	$117,165	$84,869	$333,392	$332,901
Principal transactions	23,793	24,391	75,547	91,417
Gain on sales of loans and securities, net	21,850	28,415	84,121	107,078
Service charges and fees	32,960	21,653	100,863	73,245
Other revenues	22,920	20,798	67,717	68,254

Interest income	424,142	293,004	1,148,532	822,564
Interest expense	(207,101)	(128,852)	(535,532)	(369,616)

Net interest income	217,041	164,152	613,000	452,948
Provision for loan losses	(12,909)	(9,145)	(37,946)	(25,701)

Net interest income after provision for loan losses	204,132	155,007	575,054	427,247

Total net revenues	422,820	335,133	1,236,694	1,100,142

Expenses excluding interest:
Compensation and benefits	103,310	82,061	282,933	266,386
Occupancy and equipment	16,546	18,119	52,617	54,086
Communications	18,609	18,075	55,854	53,888
Professional services	16,144	16,581	51,752	45,390
Commissions, clearance and floor brokerage	36,557	28,350	106,715	109,392
Advertising and market development	21,188	9,293	74,257	45,813
Servicing and other banking expenses	12,989	9,069	34,667	26,081
Fair value adjustments of financial derivatives	1,269	(696)	3,905	(2,817)
Depreciation and amortization	19,011	19,940	54,583	59,373
Amortization of other intangibles	4,644	4,615	14,538	15,217
Facility restructuring and other exit charges	(469)	(227)	495	(1,233)
Other	21,969	18,290	62,546	62,871

Total expenses excluding interest	271,767	223,470	794,862	734,447

Income before other income, income taxes and discontinued operations	151,053	111,663	441,832	365,695

Other income:
Corporate interest income	3,409	1,698	7,796	4,755
Corporate interest expense	(13,783)	(11,873)	(36,975)	(35,751)
Gain on sale and impairment of investments	22,092	47,229	68,322	107,506
Loss on early extinguishment of debt	—	(18,615)	—	(22,972)
Equity in income of investments and venture funds	3,103	84	7,142	3,076

Total other income	14,821	18,523	46,285	56,614

Income before income taxes and discontinued operations	165,874	130,186	488,117	422,309
Income tax expense	57,263	43,016	169,472	141,599
Minority interest in subsidiaries	—	47	56	876

Income from continuing operations	108,611	87,123	318,589	279,834
Discontinued operations, net of tax:
Loss from discontinued operations	(2,937)	(8,013)	(16,763)	(20,587)
Gain (loss) on disposal of discontinued operations	171	164	(2,420)	31,408

Net income (loss) from discontinued operations	(2,766)	(7,849)	(19,183)	10,821

Cumulative effect of accounting change, net of tax	1,646	—	1,646	—

Net income	$107,491	$79,274	$301,052	$290,655

Basic income per share from continuing operations	$0.29	$0.23	$0.87	$0.76
Basic income (loss) per share from discontinued operations	(0.00)	(0.02)	(0.05)	0.03
Basic income per share from cumulative effect of accounting change	0.00	0.00	0.00	0.00

Basic net income per share	$0.29	$0.21	$0.82	$0.79

Diluted income per share from continuing operations	$0.28	$0.23	$0.84	$0.72
Diluted income (loss) per share from discontinued operations	(0.00)	(0.02)	(0.05)	0.03
Diluted income per share from cumulative effect of accounting change	0.00	0.00	0.00	0.00

Diluted net income per share	$0.28	$0.21	$0.79	$0.75

Shares used in computation of per share data:
Basic	367,342	369,103	366,215	366,244
Diluted (2)	382,031	380,557	379,768	411,073

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2005

Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	September 30, 2005	June 30, 2005	September 30, 2004
Revenues:
Commissions	$117,165	$102,051	$84,869
Principal transactions	23,793	21,753	24,391
Gain on sales of loans and securities, net	21,850	17,256	28,415
Service charges and fees	32,960	34,531	21,653
Other revenues	22,920	20,585	20,798

Interest income	424,142	387,807	293,004
Interest expense	(207,101)	(179,640)	(128,852)

Net interest income	217,041	208,167	164,152
Provision for loan losses	(12,909)	(12,997)	(9,145)

Net interest income after provision for loan losses	204,132	195,170	155,007

Total net revenues	422,820	391,346	335,133

Expenses excluding interest:
Compensation and benefits	103,310	85,917	82,061
Occupancy and equipment	16,546	17,787	18,119
Communications	18,609	19,817	18,075
Professional services	16,144	16,201	16,581
Commissions, clearance and floor brokerage	36,557	34,344	28,350
Advertising and market development	21,188	26,482	9,293
Servicing and other banking expenses	12,989	11,499	9,069
Fair value adjustments of financial derivatives	1,269	1,748	(696)
Depreciation and amortization	19,011	18,246	19,940
Amortization of other intangibles	4,644	4,649	4,615
Facility restructuring and other exit charges	(469)	407	(227)
Other	21,969	14,849	18,290

Total expenses excluding interest	271,767	251,946	223,470

Income before other income, income taxes and discontinued operations	151,053	139,400	111,663

Other income:
Corporate interest income	3,409	2,425	1,698
Corporate interest expense	(13,783)	(11,625)	(11,873)
Gain on sale and impairment of investments	22,092	30,688	47,229
Loss on early extinguishment of debt	—	—	(18,615)
Equity in income of investments and venture funds	3,103	1,398	84

Total other income	14,821	22,886	18,523

Income before income taxes and discontinued operations	165,874	162,286	130,186
Income tax expense	57,263	54,019	43,016
Minority interest in subsidiaries	—	6	47

Income from continuing operations	108,611	108,261	87,123
Discontinued operations, net of tax:
Loss from discontinued operations	(2,937)	(4,103)	(8,013)
Gain (loss) on disposal of discontinued operations	171	(2,591)	164

Net loss from discontinued operations	(2,766)	(6,694)	(7,849)

Cumulative effect of accounting change, net of tax	1,646	—	—

Net income	$107,491	$101,567	$79,274

Basic income per share from continuing operations	$0.29	$0.30	$0.23
Basic loss per share from discontinued operations	(0.00)	(0.02)	(0.02)
Basic income per share from cumulative effect of accounting change	0.00	0.00	0.00

Basic net income per share	$0.29	$0.28	$0.21

Diluted income per share from continuing operations	$0.28	$0.29	$0.23
Diluted loss per share from discontinued operations	(0.00)	(0.02)	(0.02)
Diluted income per share from cumulative effect of accounting change	0.00	0.00	0.00

Diluted net income per share	$0.28	$0.27	$0.21

Shares used in computation of per share data:
Basic	367,342	365,180	369,103
Diluted (2)	382,031	376,345	380,557

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2005

Consolidated Balance Sheets

(dollars in thousands)

(unaudited)

	September 30, 2005	December 31, 2004
ASSETS
Cash and equivalents	$1,389,562	$939,906
Cash and investments required to be segregated under Federal or other regulations	199,463	724,026
Brokerage receivables, net	4,102,553	3,034,548
Trading securities	227,381	593,245
Available-for-sale mortgage-backed and investment securities	11,174,666	12,543,818
Other investments	45,281	46,269
Loans receivable, net	17,534,081	11,505,755
Loans held-for-sale, net	151,247	279,280
Property and equipment, net	306,601	302,291
Goodwill	397,671	395,043
Other intangibles, net	120,752	134,121
Other assets	891,356	534,281

Total assets	$36,540,614	$31,032,583

LIABILITIES AND SHAREHOLDERS’ EQUITY
Brokerage payables	$4,072,702	$3,618,892
Deposits	14,550,696	12,302,974
Securities sold under agreements to repurchase	9,072,914	9,897,191
Other borrowings by Bank subsidiary	4,594,813	1,760,732
Senior notes	853,654	400,452
Convertible subordinated notes	185,165	185,165
Accounts payable, accrued and other liabilities	696,376	638,975

Total liabilities	34,026,320	28,804,381

Shareholders’ equity:
Preferred stock, shares authorized: 1,000,000; issued and outstanding: none at September 30, 2005 and December 31, 2004	—	—
Shares exchangeable into common stock, $0.01 par value, shares authorized: 10,644,223; issued and outstanding: 1,300,085 at September 30, 2005 and 1,302,801 at December 31, 2004	13	13
Common stock, $0.01 par value, shares authorized: 600,000,000; issued and outstanding: 372,961,819 at September 30, 2005 and 369,623,604 at December 31, 2004	3,729	3,696
Additional paid-in-capital	2,237,421	2,234,093
Deferred stock compensation	—	(18,419)
Retained earnings	451,070	150,018
Accumulated other comprehensive loss	(177,939)	(141,199)

Total shareholders’ equity	2,514,294	2,228,202

Total liabilities and shareholders’ equity	$36,540,614	$31,032,583

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2005

Segment Reporting

	Three Months Ended September 30, 2005
	Retail	Institutional	Eliminations (3)	Total
	(in thousands)
Revenues:
Commissions	$86,642	$30,523	$—	$117,165
Principal transactions	—	23,793	—	23,793
Gain on sales of loans and securities, net	17,534	4,316	—	21,850
Service charges and fees	27,000	5,960	—	32,960
Other revenues	27,929	2,901	(7,910)	22,920

Interest income	175,357	362,548	(113,763)	424,142
Interest expense	(63,223)	(257,641)	113,763	(207,101)

Net interest income	112,134	104,907	—	217,041
Provision for loan losses	—	(12,909)	—	(12,909)

Net interest income after provision for loan losses	112,134	91,998	—	204,132

Total net revenues	271,239	159,491	(7,910)	422,820

Expenses excluding interest:
Compensation and benefits	59,125	44,185	—	103,310
Occupancy and equipment	14,568	1,978	—	16,546
Communications	15,788	2,821	—	18,609
Professional services	10,550	5,594	—	16,144
Commissions, clearance and floor brokerage	11,282	27,315	(2,040)	36,557
Advertising and market development	19,363	1,825	—	21,188
Servicing and other banking expenses	1,603	17,256	(5,870)	12,989
Fair value adjustments of financial derivatives	—	1,269	—	1,269
Depreciation and amortization	14,947	4,064	—	19,011
Amortization of other intangibles	2,455	2,189	—	4,644
Facility restructuring and other exit charges	(270)	(199)	—	(469)
Other	13,439	8,530	—	21,969

Total expenses excluding interest	162,850	116,827	(7,910)	271,767

Segment income	$108,389	$42,664	$—	$151,053

	Three Months Ended June 30, 2005
	Retail	Institutional	Eliminations (3)	Total
	(in thousands)
Revenues:
Commissions	$74,428	$27,623	$—	$102,051
Principal transactions	—	21,753	—	21,753
Gain on sales of loans and securities, net	17,834	(578)	—	17,256
Service charges and fees	30,253	4,278	—	34,531
Other revenues	27,136	1,418	(7,969)	20,585

Interest income	153,697	330,965	(96,855)	387,807
Interest expense	(55,174)	(221,321)	96,855	(179,640)

Net interest income	98,523	109,644	—	208,167
Provision for loan losses	—	(12,997)	—	(12,997)

Net interest income after provision for loan losses	98,523	96,647	—	195,170

Total net revenues	248,174	151,141	(7,969)	391,346

Expenses excluding interest:
Compensation and benefits	55,890	30,027	—	85,917
Occupancy and equipment	14,723	3,064	—	17,787
Communications	17,197	2,620	—	19,817
Professional services	12,372	3,829	—	16,201
Commissions, clearance and floor brokerage	11,287	24,983	(1,926)	34,344
Advertising and market development	24,294	2,188	—	26,482
Servicing and other banking expenses	1,600	15,942	(6,043)	11,499
Fair value adjustments of financial derivatives	—	1,748	—	1,748
Depreciation and amortization	14,526	3,720	—	18,246
Amortization of other intangibles	2,383	2,266	—	4,649
Facility restructuring and other exit charges	435	(28)	—	407
Other	5,407	9,442	—	14,849

Total expenses excluding interest	160,114	99,801	(7,969)	251,946

Segment income	$88,060	$51,340	$—	$139,400

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2005

	Three Months Ended September 30, 2004
	Retail	Institutional	Eliminations (3)	Total
	(in thousands)
Revenues:
Commissions	$64,005	$20,864	$—	$84,869
Principal transactions	—	24,391	—	24,391
Gain on sales of loans and securities, net	17,170	11,245	—	28,415
Service charges and fees	18,117	3,536	—	21,653
Other revenues	24,772	3,394	(7,368)	20,798

Interest income	121,327	247,226	(75,549)	293,004
Interest expense	(40,296)	(164,105)	75,549	(128,852)

Net interest income	81,031	83,121	—	164,152
Provision for loan losses	—	(9,145)	—	(9,145)

Net interest income after provision for loan losses	81,031	73,976	—	155,007

Total net revenues	205,095	137,406	(7,368)	335,133

Expenses excluding interest:
Compensation and benefits	56,843	25,218	—	82,061
Occupancy and equipment	15,198	2,921	—	18,119
Communications	16,078	1,997	—	18,075
Professional services	10,816	5,765	—	16,581
Commissions, clearance and floor brokerage	10,892	19,738	(2,280)	28,350
Advertising and market development	8,485	808	—	9,293
Servicing and other banking expenses	2,230	11,927	(5,088)	9,069
Fair value adjustments of financial derivatives	—	(696)	—	(696)
Depreciation and amortization	17,099	2,841	—	19,940
Amortization of other intangibles	2,411	2,204	—	4,615
Facility restructuring and other exit charges	(64)	(163)	—	(227)
Other	11,130	7,160	—	18,290

Total expenses excluding interest	151,118	79,720	(7,368)	223,470

Segment income	$53,977	$57,686	$—	$111,663

Revised 2005 GAAP Earnings Guidance

					FY2005 Estimate
	Q105A	Q205A	3Q05A	YTD ( thru 9/30/05)	Low	High
Earnings per share	$0.24	$0.27	$0.28	$0.79	$1.04	$1.09

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2005

Key Performance Metrics (4)

Corporate Metrics	Qtr ended 9/30/05	Qtr ended 6/30/05	Qtr ended 9/30/05 vs. Qtr ended 6/30/05	Qtr ended 9/30/04	Qtr ended 9/30/05 vs. Qtr ended 9/30/04
Operating margin % (1)
Consolidated	36%	36%	0%	33%	3%
Retail	40%	35%	5%	26%	14%
Institutional	27%	34%	(7)%	42%	(15)%

Employees	3,039	3,131	(3)%	3,325	(9)%
Consultants and other	413	375	10%	443	(7)%

Total headcount	3,452	3,506	(2)%	3,768	(8)%

Revenue per headcount	$122,486	$111,622	10%	$88,942	38%

Revenue per compensation and benefits dollar	$4.09	$4.55	(10)%	$4.08	0%

Book value per share	$6.72	$6.23	8%	$5.76	17%
Tangible book value per share	$5.33	$4.82	11%	$4.33	23%

Cash & equivalents ($MM)	$1,389.6	$1,095.4	27%	$731.0	90%
Free cash ($MM)	$784.3	$727.6	8%	$713.0	10%

Earnings before interest, taxes, depreciation & amortization ($MM)
Net income from continuing operations	$108.6	$108.3	0%	$87.1	25%
Tax expense	57.3	54.0	6%	43.0	33%
Depreciation & amortization	23.7	22.9	3%	24.6	(4)%
Corporate interest expense	13.8	11.6	19%	11.9	16%

EBITDA	$203.4	$196.8	3%	$166.6	22%

Interest coverage	14.8	16.9	(13)%	14.0	5%

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2005

Key Performance Metrics (4)

Retail Metrics	Qtr ended 9/30/05	Qtr ended 6/30/05	Qtr ended 9/30/05 vs. Qtr ended 6/30/05	Qtr ended 9/30/04	Qtr ended 9/30/05 vs. Qtr ended 9/30/04
Trading days	64.0	64.0	0%	64.0	0%

Daily Average Revenue Trades (DARTs)
Total Retail	93,876	80,869	16%	62,771	50%
- US	79,257	68,256	16%	53,050	49%
- International	14,619	12,613	16%	9,721	50%
Professional	31,658	34,425	(8)%	34,633	(9)%

Total DARTs	125,534	115,294	9%	97,404	29%

Total retail trades (MM)	8.0	7.4	9%	6.2	29%

Average commission per trade	$10.78	$10.09	7%	$10.27	5%

End of period margin debt ($B)	$2.44	$2.28	7%	$2.04	19%
Average margin debt ($B)	$2.29	$2.20	4%	$2.04	12%

Gross new trading/investing accounts	155,304	142,010	9%	105,870	47%
Gross new deposit/lending accounts	68,560	62,099	10%	60,998	12%
Inactive accounts	(121,107)	(115,957)	(4)%	(103,090)	(17)%
Customer closed accounts	(54,029)	(61,972)	13%	(65,051)	17%

Net new retail accounts	48,728	26,180	86%	(1,273)	N.M.

End of period trading/investing accounts	3,014,467	2,990,586	1%	2,895,106	4%
End of period deposit/lending accounts	678,449	653,602	4%	632,328	7%

End of period retail accounts	3,692,916	3,644,188	1%	3,527,434	5%

Net new customers	33,205	5,176	542%	(9,759)	N.M.
End of period total retail customers	2,934,406	2,901,201	1%	2,859,012	3%

End of period assets per customer	$36,276	$33,377	9%	$29,066	25%
Consolidated net revenue per customer	$144	$135	7%	$117	23%
Consolidated segment income per customer	$51	$48	7%	$39	32%
Products per customer	2.0	2.0	2%	1.9	6%

Total Retail Client Assets ($B)
Security holdings	$57.2	$52.5	9%	$45.0	27%
Cash (including money market funds)	5.4	6.1	(11)%	5.5	(2)%
Unexercised options (vested)	29.8	25.6	16%	20.9	43%

Client assets in trading/investing accounts	92.4	84.2	10%	71.4	29%

Sweep Deposit Account	7.4	6.4	16%	5.6	32%
Transaction accounts	4.2	4.0	5%	3.8	11%
CDs	2.4	2.2	9%	2.3	4%

Client assets in deposit accounts	14.0	12.6	11%	11.7	20%

Total retail client assets	$106.4	$96.8	10%	$83.1	28%

Total customer cash and deposits	$19.5	$18.7	4%	$17.2	13%

Unexercised options (unvested) ($B)	$18.7	$16.0	17%	$13.9	34%

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2005

Key Performance Metrics (4)

Institutional Metrics	Qtr ended 9/30/05	Qtr ended 6/30/05	Qtr ended 9/30/05 vs. Qtr ended 6/30/05	Qtr ended 9/30/04	Qtr ended 9/30/05 vs. Qtr ended 9/30/04
Market Making
Equity shares traded (MM)	35,125	30,584	15%	65,037	(46)%
Average revenue capture per 1,000 equity shares	$0.535	$0.515	4%	$0.234	128%
% of Bulletin Board equity shares to total equity shares	86.0%	87.8%	(2)%	95.4%	(9)%

Bank Asset Portfolio Detail ($MM)
Cash & equivalents	$99	$323	(69)%	$41	141%
Trading securities	200	195	3%	625	(68)%
Investment securities, available-for-sale	1,684	2,077	(19)%	3,251	(48)%
Mortgage securities, available-for-sale	9,359	8,865	6%	8,658	8%
Loans receivable, net including loans held-for-sale:
- Mortgage and home equity loans, net	13,556	11,672	16%	6,468	110%
- Consumer loans, net	4,081	4,131	(1)%	4,437	(8)%
- Other	48	29	66%	—	N.M.
Other assets	954	977	(2)%	710	34%

Total assets	$29,981	$28,269	6%	$24,190	24%

Bank net interest spread (basis points)	223	222	0%	213	5%
Bank interest-earning assets, average ($MM)	$28,303	$27,325	4%	$23,091	23%

Credit Quality and Reserve Metrics
Net charge-offs as a % of average held-for-investment loans, net (annualized)	0.20%	0.27%	(0.07)%	0.35%	(0.15)%
Provision as a % of average held-for-investment loans, net (annualized)	0.30%	0.37%	(0.07)%	0.37%	(0.07)%
Allowance as a % of total ending gross held-for-investment loans	0.34%	0.35%	(0.01)%	0.41%	(0.07)%
Total non-performing loans, net, as a % of total gross held-for-investment	0.13%	0.15%	(0.02)%	0.17%	(0.04)%
Total loan loss allowance as a % of total non-performing loans, net	256%	239%	17%	240%	16%
Tier 1 Capital Ratio (5)	5.87%	5.93%	(0.06)%	5.94%	(0.07)%
Risk Weighted Capital Ratio (5)	11.12%	11.03%	0.09%	11.24%	(0.12)%

Other
Banking revenue ($MM)	$179.0	$168.3	6%	$152.5	17%
Brokerage revenue (net of SDA elimination) ($MM)	243.8	223.0	9%	182.6	34%

Total revenue ($MM)	$422.8	$391.3	8%	$335.1	26%

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2005

Activity in Allowance for Loan Losses

	Three Months Ended September 30, 2005
	Mortgage	Consumer	Total
	(in thousands)
Allowance for loan losses, ending 6/30/05	$25,592	$29,826	$55,418
Provision for loan losses	3,551	9,358	12,909
Charge-offs, net	(627)	(7,846)	(8,473)

Allowance for loan losses, ending 9/30/05	$28,516	$31,338	$59,854

Bank Average Balance Data

	Three Months Ended September 30, 2005			Three Months Ended September 30, 2004
	Average Balance	Interest Income/ Expense	Average Annualized Yield/Cost	Average Balance	Interest Income/ Expense	Average Annualized Yield/Cost
	(in thousands)
Interest-earning banking assets:
Loans receivable, net	$17,024,600	$232,004	5.45%	$10,305,473	$124,835	4.85%
Mortgage-backed and related available-for- sale securities	9,059,130	97,537	4.31%	8,579,174	86,137	4.02%
Available-for-sale investment securities	1,728,134	24,122	5.58%	3,314,544	33,981	4.10%
Trading securities	186,377	2,792	5.99%	681,326	5,528	3.24%
Other	304,856	2,485	3.23%	210,596	1,845	3.48%

Total interest-earning banking assets (6)	28,303,097	$358,940	5.07%	23,091,113	$252,326	4.37%

Non-interest-earning banking assets	528,215			419,246

Total banking assets	$28,831,312			$23,510,359

Interest-bearing banking liabilities:
Retail deposits	$13,095,471	$57,710	1.75%	$11,516,741	$41,042	1.42%
Brokered certificates of deposit	540,575	4,815	3.53%	378,241	2,381	2.50%
Repurchase agreements and other borrowings	9,510,214	91,520	3.77%	9,038,526	67,902	2.94%
FHLB advances	4,093,294	40,914	3.91%	1,117,619	12,732	4.46%

Total interest-bearing banking liabilities	27,239,554	$194,959	2.84%	22,051,127	$124,057	2.24%

Non-interest bearing banking liabilities	273,685			346,631

Total banking liabilities	27,513,239			22,397,758
Total banking shareholder’s equity	1,318,073			1,112,601

Total banking liabilities and shareholder’s equity	$28,831,312			$23,510,359

Excess of interest-earning banking assets over interest-bearing banking liabilities/net interest income	$1,063,543			$1,039,986

Net interest spread		$163,981	2.23%		$128,269	2.13%

E*TRADE FINANCIAL Results for the Quarter Ended September 30, 2005

SUPPLEMENTAL INFORMATION AND ENDNOTES

Explanation of Non-GAAP Measures and Certain Metrics

In order to better assess the Company’s financial operating results, management believes consolidated operating margin, free cash, EBITDA and interest coverage are appropriate measures of evaluating the operating and liquidity performance of the Company. We believe that the elimination of certain items from these measures is helpful to analysts and investors who may wish to use some or all of this information to analyze our current performance, prospects and valuation. Our management uses non-GAAP information internally to evaluate our operating performance and in formulating our budget for future periods.

Consolidated Operating Margin

Consolidated operating margin is defined as income before other income, income taxes, discontinued operations and cumulative effect of accounting change divided by net revenues. Operating margin for Retail and Institutional is based on segment results. Our consolidated statements of operations contain a reconciliation of income before other income, income taxes, discontinued operations and cumulative effect of accounting change to net income.

Free Cash

Free cash as reported by the Company represents cash held at Parent and non-Bank or Brokerage subsidiaries less discretionary reserves and excess capital at Bank and Brokerage after regulatory capital requirements and the Company’s own regulatory capital guidelines. The Company believes that free cash is a useful measure of the Company’s liquidity as it excludes cash reflected on the balance sheet that may not be freely available to the Company.

EBITDA

EBITDA represents net income from continuing operations before corporate interest expense, taxes and depreciation and amortization. Management believes that EBITDA provides a useful additional measure of our performance by excluding certain non-cash charges and expenses that are not directly related to the performance of our business.

Interest Coverage

Interest coverage represents EBITDA divided by corporate interest expense. Management believes that by excluding the charges and expenses that are excluded from EBITDA, interest coverage provides a useful additional measure of our ability to continue to meet our interest obligations and our liquidity.

It is important to note these metrics and other non-GAAP measures may involve judgment by management and should be considered in addition to, not as a substitute for, or superior to, net income, consolidated statements of cash flows, or other measures of financial performance prepared in accordance with GAAP. For complete information on the items excluded from these non-GAAP measures, please see our financial statements and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” that will be included in the periodic report we expect to file with the SEC with respect to the financial periods discussed herein.

(1) Operating margin is defined as income before other income, income taxes, discontinued operations and cumulative effect of accounting change (“segment income”) divided by net revenues. Operating margin for Retail and Institutional is based on segment results.

(2) For the nine months ended September 30, 2004, diluted earnings per share is calculated using the ‘if converted’ method, which includes the additional dilutive impact assuming conversion of the Company’s subordinated convertible debt. Under the ‘if converted’ method, the per share numerator excludes the interest expense and related amortization of offering costs from the convertible debt, net of tax, of $17.5 million. The denominator includes the shares issuable from the assumed conversion of the convertible debt of 31.8 million. For all other periods presented the ‘if converted’ method is not used as its effect would be anti-dilutive.

(3) Reflects elimination of transactions between Retail and Institutional segments, which include deposit transfer pricing, servicing and order flow rebates.

(4)	Amounts and percentages may not calculate due to rounding.

(5)	Q305 estimate.

(6) Amounts include a taxable equivalent increase in interest income of $2.6 million and $2.2 million for the three months ended September 30, 2005 and 2004, respectively.